SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)  May 12, 2004
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                         Commission file number  0-16079
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                             AIR METHODS CORPORATION
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             (Exact name of Registrant as Specified in Its Charter)


          Delaware                                        84-0915893
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(State or Other Jurisdiction of                       (I.R.S. Employer
Incorporation or Organization)                     Identification  Number)


7301  South  Peoria,  Englewood,  Colorado                   80112
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(Address  of  Principal  Executive  Offices)               (Zip Code)


     Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                        --------------


     Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                  Report:  N/A

ITEM 12.  DISCLOSURE  OF  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

On May 12, 2004, Air Methods Corporation (the "Company") announced financial results for the quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities
Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AIR METHODS CORPORATION



Date:  May 12, 2004                   By \s\ Trent Carman
                                         ---------------------------------------
                                         On behalf of the Company, and as
                                         Chief Financial Officer